Investment and Subsidiaries	3 Months Ended
Jun. 30, 2020
Investments in and Advances to Affiliates [Abstract]
Investment and Subsidiaries

3 – INVESTMENT AND SUBSIDIARIES

Investments and long term deposits	Original Cost	Carrying Value	Available For Sale
Equispheres	112,752	688,655	No
Spiderwort	7,725	10,416	No

On August 24, 2018, NuvoBio Corporation made an investment in Spiderwort Inc. The investment consisted of the purchase of a $10,000 Canadian dollar ($7,725 US dollar) convertible promissory note and is accounted for at amortized cost. The note accrues simple interest of 5% per annum. On October 15, 2019, Spiderwort Inc. completed a qualifying equity financing in an amount greater than $3,000,000 Canadian dollars. NuvoBio automatically converted securities in Spiderwort to Class B voting common shares. The convertible promissory note converted into shares of Spiderwort at a value of $10,006 US dollars. This represents an unrealized gain on this equity investment of $2,956. Spiderwort Inc. is an advanced materials company developing novel, plant derived, biomaterial that will offer new avenues in 3D in vitro research and in regenerative medicine.

On June 5, 2020, ZIM Corporation announced the sale of its database technology business as part of management’s plan to focus the business on its biomedical subsidiary NuvoBio. The database assets include all of the Software, Consulting and Maintenance segment and have been purchased by members of Zim Corporation’s staff and will operate under the name Zim Databases Canada Inc. The purchase price of $84,584 ($120,000 Canadian dollars) is to be paid in 5 equal payments over a 5-year period on the anniversary date of the agreement. The sale resulted in a net loss of $258,492 due to the write down of intercompany amounts owing from ZIM do Brazil the effects of foreign exchange between Brazil and Canada.